WORLDWIDE
                                                           DOLLARVEST
                                                           FUND, INC.

                                [GRAPHIC OMITTED]

                                                  STRATEGIC
                                                           Performance

                                                           Annual Report
                                                           November 30, 1999

                         WORLDWIDE DOLLARVEST FUND, INC.

The Benefits and Risks of Leveraging

The Fund is authorized to utilize leverage in an amount up to 33 1/3% of the Fund's total assets (including the amount obtained from the leverage).

The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock net asset value will reflect the full decline in the entire portfolio holdings therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                              Worldwide DollarVest Fund, Inc., November 30, 1999

DEAR SHAREHOLDER

Market Overview

Against a backdrop of strengthening Asian economies, continued economic uncertainty in much of Latin America, and rising US interest rates, the markets in which the Fund invests delivered mixed results during the six-month period ended November 30, 1999. Emerging markets overall continued to rebound from the lows of 1998, while the high-yield bond market languished. For the six-month period ended November 30, 1999, emerging mar-kets bonds as measured by the unmanaged JP Morgan Emerging Markets Bond (EMBI+) Index returned +12.91%, with a yield spread over US Treasury issues of 944 basis points (9.44%). The best performers for the period in the emerging market sector were Russia and Brazil. However, Ecuador, which is restructuring its debt, posted negative returns for the period.

High-yield markets continued to be unsettled during the last six months, reflecting ongoing interest rate fears, though the market began to strengthen in November. Ten-year US Treasury bonds lost 1.61% over the past six months. The high-yield market, as measured by the unmanaged CS First Boston Global High Yield Index, performed only slightly better during the period, with a total loss of 0.71% for the six months. The Index's yield spread relative to ten-year US Treasury issues widened to 6.01% from 5.64%.

Emerging Market Outlook

We maintained our favorable inter-mediate-term outlook on emerging market bonds. Our view is supported by the general improvement in world economic conditions, recovering commodity prices, and indications that economic recessions may be milder than originally anticipated in many countries. However, our positive intermediate-term outlook does not prevent short-term concerns that higher international interest rates could delay the emerging markets economic recovery. We believe there are some offsetting factors that may partly cushion this negative impact. A prolonged period of rising interest rates is likely to originate, or be accompanied by, higher economic activity in the United States and other industrialized countries, implying higher demand for emerging markets' manufactured goods and higher commodity prices.

We are keeping a close watch on other short-term risks to emerging markets, particularly Brazil's fiscal austerity program, its compliance with the International Monetary Fund program, and its success in establishing the long-term foundations for sound tax and social security systems that would put an end to chronic fiscal profligacy. Argentina's foreign exchange convertibility system will be tested under the new presidential administration and by the sharp economic slowdown and political pressures against needed fiscal and structural reforms. Venezuela continues to suffer from political volatility and from uncertainties in the year 2000 budget. In Mexico, short-term risks appear to be firmly under control, given its solid export performance, signs of an incipient domestic activity recovery, realized oil revenues in excess of its budgeted figures and its contingent planning to ensure a smooth presidential transition in the year 2000.

High-Yield Outlook

Our long-term outlook for the high-yield market remains optimistic, reflecting our view that underlying credit fundamentals are gradually improving. Near term, the market continues to suffer from both technical and fundamental malaise. Unfavorable technicals include ongoing trading illiquidity, weak cash inflows and heavy new-issue supply. On the fundamental side, there are higher interest rates, a high default rate and earnings disappointments.

Fund Performance and Investment Strategy

For the year ended November 30, 1999, the total investment return of Worldwide DollarVest Fund, Inc. was +6.51%, based on a change in per share net asset value from $6.44 to $6.18, and assuming reinvestment of $0.553 per share income dividends. During the same period, the Fund earned $0.510 per share income dividends, representing a net annualized yield of 8.26%, based on a month-end per share net asset value of $6.18.

For the six-month period ended November 30, 1999, total investment return of Worldwide DollarVest Fund, Inc. was +8.56%, based on a change in per share net asset value from $6.03 to $6.18, and assuming reinvestment of $0.297 per share income dividends. The blended benchmark, consisting of a 70% weighting of the EMBI+ Index and a 30% weighting of the CS First Boston Global High Yield Index, posted a total return of +8.71% for the six-month period ended November 30, 1999. Relative to our benchmark Index, our emerging markets holdings underperformed while our high-yield holdings outperformed. We continue to favor diversification into the high-yield market and expect to maintain the Fund's weighting of approximately two-thirds in emerging market government bonds and near one-third in the high-yield market.

Though constrained by the small size of the Fund, the emerging markets sector of the portfolio attempts to approximate the country weightings of the EMBI+ Index in order to follow the broad trends in emerging markets and to avoid excessive concentration in one country. Generally, we have overweighted Eurobonds and longer maturity, lower dollar-priced Brady bonds in an effort to attain the higher current yields of these bonds, though Brady bonds of varying maturities represent a larger part of the Index. In this recent rising interest rate environment, the longer maturity bonds underperformed. However, since we have a favorable intermediate-term outlook for emerging markets bonds, we believe this trend should reverse.

We have also underweighted Russia because of the highly speculative nature of investments in that country. During the six-month period ended November 30, 1999, our position resulted in underperformance relative to the benchmark Index. Out of all the major country concentrations in the Index, the Fund had a slight underweighting in Argentina relative to the Index at November 30, 1999, and was slightly overweighted in Brazil and Mexico.

Our high-yield exposure benefited the Fund during the past six months relative to the benchmark Index, as the high-yield portion of the portfolio delivered a modestly positive return compared to a negative return for the high-yield portion of the benchmark Index. The high-yield sector of the portfolio has a credit quality distribution similar to that of the benchmark CS First Boston Global High Yield Index, with a slight bias to better quality credits whose prices have been hurt with higher interest rates. We have invested in a diversified selection of industries within the constraint of small fund size. The largest industry concentration, near 16% of high-yield holdings, is in the broad communications category, which includes communications, telephony and wireless communications.

By November 30, 1999, the Fund was leveraged at 16.2% of the portfolio's total assets, and close to that level throughout the period. We currently intend to maintain our leverage position at approximately this level in the upcoming period, reflecting our favorable view of long-term prospects in our markets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We thank you for your investment in Worldwide DollarVest Fund, Inc., and we look forward to updating our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/Terry K. Glenn

Terry K. Glenn
President and Director


/s/Vincent T. Lathbury III

Vincent T. Lathbury III
Vice President and Portfolio Manager


January 3, 2000


                                     2 & 3

                              Worldwide DollarVest Fund, Inc., November 30, 1999

PROXY RESULTS

During the six-month period ended November 30, 1999, Worldwide DollarVest Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on May 26, 1999. The description of each proposal and number of shares voted are as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted       Shares Withheld
                                                                                        For              From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:          Donald Cecil                     5,854,028             355,188
                                                    Terry K. Glenn                   5,856,328             352,888
                                                    Edward H. Meyer                  5,854,028             355,188
                                                    Charles C. Reilly                5,856,428             352,788
                                                    Richard R. West                  5,856,428             352,788
                                                    Arthur Zeikel                    5,856,428             352,788
                                                    Edward D. Zinbarg                5,856,428             352,788

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted    Shares Voted     Shares Voted
                                                                                       For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche llp as the independent
   auditors of the Fund to serve for the current fiscal year.                        6,071,066        102,453          35,697
------------------------------------------------------------------------------------------------------------------------------------



SCHEDULE OF INVESTMENTS                                          (in US dollars)


                                                                                      Interest   Maturity                 Percent of
COUNTRY         Industry                Face Amount            Bonds                     Rate       Date         Value    Net Assets
====================================================================================================================================
Argentina       Sovereign Government   US$ 2,800,000   Republic of Argentina              9.75%   9/19/2027    $ 2,329,600      5.8%
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in Argentina
                                                         (Cost--$2,037,750)                                      2,329,600      5.8
====================================================================================================================================
Brazil          Sovereign Government       1,500,000   Republic of Brazil                10.125   5/15/2027      1,196,250      3.0
                Obligations                  450,000   Republic of Brazil                11.625   4/15/2004        432,000      1.1
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in Brazil
                                                         (Cost--$1,487,400)                                      1,628,250      4.1
====================================================================================================================================
Canada          Computer Services--          750,000   Celestica International           10.50   12/31/2006        787,500      1.9
                Electronics
                --------------------------------------------------------------------------------------------------------------------
                Paper & Forest               750,000   Doman Industries Limited           8.75    3/15/2004        631,875      1.6
                Products
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in Canada
                                                         (Cost--$1,286,250)                                      1,419,375      3.5
====================================================================================================================================
Luxembourg      Wireless                     500,000   Millicom International Cellular   15.931*  6/01/2006        385,000      1.0
                Communications--
                International
                Paging &
                Cellular
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in Luxembourg
                                                         (Cost--$365,150)                                          385,000      1.0
====================================================================================================================================
Mexico          Banking--                  1,200,000   Bancomex Trust Division            11.25   5/30/2006      1,278,168      3.2
                International
                --------------------------------------------------------------------------------------------------------------------
                Industrial                 1,000,000   Petroleos Mexicanos                 9.50   9/15/2027        945,000      2.4
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government       2,400,000   United Mexican States (c)          11.50   5/15/2026      2,785,200      6.9
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in Mexico
                                                         (Cost--$4,867,850)                                      5,008,368     12.5
====================================================================================================================================
Netherlands     Financial Services           850,000   TPSA Finance BV (a)                 7.75  12/10/2008        792,871      2.0
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in the Netherlands
                                                         (Cost--$843,897)                                          792,871      2.0
====================================================================================================================================
Panama          Sovereign Government         750,000   Republic of Panama                  8.875  9/30/2027        622,500      1.5
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in Panama
                                                         (Cost--$573,750)                                          622,500      1.5
====================================================================================================================================
Philippines     Sovereign Government         380,000   Republic of the Philippines         9.875  1/15/2019        380,433      0.9
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in the Philippines
                                                         (Cost--$360,810)                                          380,433      0.9
====================================================================================================================================
Russia          Sovereign Government         600,000   Russian Federation Bonds
                Obligations                              (Regulation S)                   11.00   7/24/2018        354,000      0.9
                                           1,000,000   Russian Federation Bonds
                                                         (Regulation S)                   12.75   6/24/2028        615,000      1.5
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in Russia
                                                         (Cost--$820,887)                                          969,000      2.4
====================================================================================================================================
South Korea     Banking                      700,000   Korea Development Bank             7.125   4/22/2004        680,652      1.7
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government         870,000   Republic of Korea                  8.875   4/15/2008        922,200      2.3
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in South Korea
                                                         (Cost--$1,554,038)                                      1,602,852      4.0
====================================================================================================================================
Turkey          Sovereign Government         450,000   Republic of Turkey                 12.00  12/15/2008        468,000      1.2
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in Turkey
                                                         (Cost--$449,438)                                          468,000      1.2
====================================================================================================================================
United Kingdom  Cable--International       1,500,000   Telewest Communications PLC (a)     9.075* 4/15/2009        915,000      2.3
                --------------------------------------------------------------------------------------------------------------------
                Wireless                     500,000   Orange PLC                          8.00   8/01/2008        507,500      1.3
                Communications--
                International
                Paging & Cellular
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in the
                                                         United Kingdom
                                                         (Cost--$1,493,423)                                      1,422,500      3.6
====================================================================================================================================
United States   Airlines                     500,000   USAir Inc.                         9.625   2/01/2001        498,175      1.2
                --------------------------------------------------------------------------------------------------------------------
                Broadcasting--               750,000   Cumulus Media, Inc.               10.375   7/01/2008        781,875      1.9
                Radio & Television
                --------------------------------------------------------------------------------------------------------------------

                                      4 & 5

SCHEDULE OF INVESTMENTS  (concluded)                            (in US dollars)


                                                                                      Interest   Maturity                 Percent of
COUNTRY         Industry                Face Amount            Bonds                     Rate       Date         Value    Net Assets
====================================================================================================================================
United States   Chemicals              US$ 1,000,000   Lyondell Chemical Company,
(concluded)                                              Series A                         9.625%  5/01/2007    $ 1,030,000      2.6%
                --------------------------------------------------------------------------------------------------------------------
                Communications               500,000   Charter Communications
                                                         Holdings LLC                     8.25    4/01/2007        472,500      1.2
                --------------------------------------------------------------------------------------------------------------------
                Consumer Products          1,000,000   Chattem, Inc., Series A            8.875   4/01/2008        900,000      2.2
                --------------------------------------------------------------------------------------------------------------------
                Energy                       500,000   Ocean Energy Inc., Series B        7.625   7/01/2005        482,500      1.2
                --------------------------------------------------------------------------------------------------------------------
                Financial Services           500,000   RBF Finance Company               11.00    3/15/2006        525,000      1.3
                --------------------------------------------------------------------------------------------------------------------
                Gaming                       750,000   Venetian Casino/LV Sands (a)      12.25   11/15/2004        626,250      1.6
                --------------------------------------------------------------------------------------------------------------------
                Health Services            1,250,000   Extendicare Health Services        9.35   12/15/2007        737,500      1.9
                                             500,000   Fresenius Medical
                                                         Capital Trust II                 7.875   2/01/2008        455,000      1.1
                                                                                                              ------------    ------
                                                                                                                 1,192,500      3.0
                --------------------------------------------------------------------------------------------------------------------
                Hotels                     1,000,000   HMH Properties, Inc., Series B     7.875   8/01/2008        905,000      2.3
                --------------------------------------------------------------------------------------------------------------------
                Industrial                 1,000,000   Metal Management Inc.             10.00    5/15/2008        730,000      1.8
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining              750,000   Kaiser Aluminum & Chemical Corp.  12.75    2/01/2003        744,375      1.8
                --------------------------------------------------------------------------------------------------------------------
                Real Estate                  500,000   Forest City Enterprises Inc.       8.50    3/15/2008        465,000      1.2
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications         1,375,000   Nextel Communications, Inc. (a)   11.477*  2/15/2008        972,813      2.4
                                           1,000,000   PSINet, Inc., Series B            10.00    2/15/2005        985,000      2.5
                                                                                                              ------------    ------
                                                                                                                1,957,813       4.9
                --------------------------------------------------------------------------------------------------------------------
                Telephony--                  750,000   Nextlink Communications Inc.       9.00    3/15/2008        708,750      1.8
                Competitive Local
                Exchange Carriers
                --------------------------------------------------------------------------------------------------------------------
                Wireless                     675,000   VoiceStream Wireless
                Communications                           Corporation/
                                                       VoiceStream Wireles
                                                         Holding Company (a)             10.375  11/15/2009       7 03,688      1.7
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in the
                                                         United States
                                                         (Cost--$13,118,288)                                    12,723,426     31.7
====================================================================================================================================
Venezuela       Sovereign Government       2,875,000   Republic of Venezuela               9.25   9/15/2027      1,832,813      4.5
                Obligations                  800,000   Republic of Venezuela              13.625  8/15/2018        716,000      1.8
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Bonds in Venezuela
                                                         (Cost--$2,583,438)                                      2,548,813      6.3
====================================================================================================================================
                                                       Total Investments in Bonds
                                                         (Cost--$31,842,369)                                    32,300,988     80.5
====================================================================================================================================
                                                                  Brady Bonds**
====================================================================================================================================
Argentina       Sovereign Government       5,900,000   Republic of Argentina,
                Obligations                              Par 'L' (c)                       6.00   3/31/2023      3,753,875      9.4
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Brady Bonds in Argentina
                                                         (Cost--$4,016,527)                                      3,753,875      9.4
====================================================================================================================================
Brazil          Sovereign Government       1,500,000   Brazil-DCB                          7.00+  4/15/2012      1,005,000      2.5
                Obligations                6,078,182   Republic of Brazil 'C' (c)          8.00+  4/15/2014      4,133,164     10.3
                                           2,500,000   Republic of Brazil, Discount        6.938+ 4/15/2024      1,750,000      4.4
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Brady Bonds in Brazil
                                                         (Cost--$6,047,819)                                      6,888,164     17.2
====================================================================================================================================
Bulgaria        Sovereign Government         550,000   Republic of Bulgaria 'A',
                Obligations                            Front-Loaded Interest
                                                       Rate Reduction Bonds               2.75+   7/28/2012        385,000      0.9
                                             550,000   Republic of Bulgaria,
                                                         Discount 'A'                      6.50+  7/28/2024        429,687      1.1
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Brady Bonds in Bulgaria
                                                         (Cost--$703,959)                                          814,687      2.0
====================================================================================================================================
Mexico          Sovereign Government       1,120,000   United Mexican States 'W-A'         6.25  12/31/2019        867,216      2.2
                Obligations                  800,000   United Mexican States 'W-B'         6.25  12/31/2019        619,440      1.5
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Brady Bonds in Mexico
                                                         (Cost--$1,445,837)                                      1,486,656      3.7
====================================================================================================================================
Nigeria         Sovereign Government         500,000   Central Bank of Nigeria 'WW         6.25+ 11/15/2020        301,875      0.8
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Brady Bonds in Nigeria
                                                         (Cost--$312,146)                                          301,875      0.8
====================================================================================================================================
Peru            Sovereign Government       1,000,000   Republic of Peru,
                  Obligations                          Front-Loaded Interest
                                                       Rate Reduction Bonds                3.75+  3/07/2017        580,000      1.4
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Brady Bonds in Peru
                                                         (Cost--$630,804)                                          580,000      1.4
====================================================================================================================================
Poland          Sovereign Government         180,000   Republic of Poland PDI              6.00  10/27/2014        159,300      0.4
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Brady Bonds in Poland
                                                         (Cost--$156,750)                                          159,300      0.4
====================================================================================================================================
                                                       Total Investments in Brady Bonds
                                                         (Cost--$13,313,842)                                    13,984,557     34.9
====================================================================================================================================
                                         Shares Held                   Warrants
====================================================================================================================================
Nigeria         Sovereign Government             500   Nigeria Oil (b)                                                   0      0.0
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Investments in Warrants
                                                         (Cost--$0)                                                      0      0.0
====================================================================================================================================
                                         Face Amount              Short-Term Securities
====================================================================================================================================
United States   Commercial              US$  348,000   General Motors Acceptance Corp.     5.75  12/01/1999        348,000      0.9
                Paper***
                --------------------------------------------------------------------------------------------------------------------
                                                       Total Investments in Short-Term
                                                         Securities (Cost--$348,000)                               348,000      0.9
====================================================================================================================================
                 Total Investments (Cost--$45,504,211)                                                          46,633,545    116.3
                 Liabilities in Excess of Other Assets                                                          (6,519,376)   (16.3)
                                                                                                              ------------    ------
                 Net Assets                                                                                   $ 40,114,169    100.0%
                                                                                                              ============    ======
====================================================================================================================================


(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c) Security represents collateral in connection with reverse repurchase agreements.
+     Floating rate note.
* Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.


See Notes to Financial Statements.


                                      6 & 7

                              Worldwide DollarVest Fund, Inc., November 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                    As of November 30, 1999

=============================================================================================================================
Assets:             Investments, at value (identified cost--$45,504,211) ...............                         $ 46,633,545
                    Cash ...............................................................                               95,198
                    Interest receivable ................................................                            1,344,576
                    Prepaid expenses ...................................................                               28,540
                                                                                                                 ------------
                    Total assets .......................................................                           48,101,859
                                                                                                                 ------------
=============================================================================================================================
Liabilities:        Payables:
                      Reverse repurchase agreements ....................................        $ 7,769,714
                      Interest on reverse repurchase agreements ........................            114,504
                      Dividends to shareholders ........................................             43,181
                      Investment adviser ...............................................              1,586         7,928,985
                                                                                                -----------
                    Accrued expenses ...................................................                               58,705
                                                                                                                 ------------
                    Total liabilities ..................................................                            7,987,690
                                                                                                                 ------------
=============================================================================================================================
Net Assets:         Net assets .........................................................                         $ 40,114,169
                                                                                                                 ============
=============================================================================================================================
Capital:            Common Stock, $.10 par value, 200,000,000 shares authorized ........                           $  649,414
                    Paid-in capital in excess of par ...................................                           90,432,850
                    Undistributed investment income--net ...............................                              309,405
                    Accumulated realized capital losses on investments--net ............                          (40,223,923)
                    Accumulated distributions in excess of realized capital
                      gains on investments--net ........................................                          (12,182,911)
                    Unrealized appreciation on investments--net ........................                            1,129,334
                                                                                                                 ------------
                    Total--Equivalent to $6.18 per share based on 6,494,144
                      shares of capital stock issued and outstanding
                      (market price--$4.875) ...........................................                         $ 40,114,169
                                                                                                                 ============
=============================================================================================================================

                       See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                         For the Year Ended November 30, 1999
=============================================================================================================================
Investment Income:       Interest and amortization of premium and discount earned                                 $ 4,000,658
=============================================================================================================================
Expenses:                Investment advisory fees ................................................  $  260,878
                         Interest on reverse repurchase agreements ...............................     218,261
                         Accounting services .....................................................      95,303
                         Professional fees .......................................................      58,073
                         Transfer agent fees .....................................................      41,613
                         Printing and shareholder reports ........................................      39,201
                         Directors' fees and expenses ............................................      35,132
                         Listing fees ............................................................      16,524
                         Custodian fees ..........................................................      15,199
                         Pricing services ........................................................       2,317
                         Amortization of organization expenses ...................................         831
                         Other ...................................................................       4,912
                                                                                                    ----------
                         Total expenses                                                                              788,244
                                                                                                                  -----------
                         Investment income--net ..................................................                  3,212,414
                                                                                                                  -----------
=============================================================================================================================
Realized & Unrealized    Realized loss on investments--net                                                        (22,303,554)
Gain (Loss) on           Change in unrealized appreciation/depreciation on investments--net                        20,989,934
Investments--Net                                                                                                  -----------
                         Net Increase in Net Assets Resulting from Operations                                     $ 1,898,794
                                                                                                                  ===========
=============================================================================================================================

                         See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
                                                                                                               November 30,
                                                                                                     -------------------------------
                         Increase (Decrease) in Net Assets:                                             1999               1998
====================================================================================================================================
Operations:              Investment income--net .................................................   $  3,212,414       $  7,686,189
                         Realized loss on investments--net ......................................    (22,303,554)       (26,142,101)
                         Change in unrealized appreciation/depreciation on investments--net .....     20,989,934        (18,452,841)
                                                                                                    ------------       ------------
                         Net increase (decrease) in net assets resulting from operations ........      1,898,794        (36,908,753)
                                                                                                    ------------       ------------
====================================================================================================================================
Dividends &              Investment income--net .................................................     (3,591,105)       (10,161,119)
Distributions to         In excess of realized gain on investments--net                                       --        (12,182,921)
Shareholders:                                                                                       ------------       ------------
                         Net decrease in net assets resulting from dividends
                           and distributions to shareholders ....................................     (3,591,105)       (22,344,040)
                                                                                                    ------------       ------------
====================================================================================================================================
Capital Stock            Value of shares issued to Common Stock shareholders
Transactions:              in reinvestment of dividends and distributions .......................             --            885,633
                                                                                                    ------------       ------------
====================================================================================================================================
Net Assets:              Total decrease in net assets ...........................................     (1,692,311)       (58,367,160)
                         Beginning of year ......................................................     41,806,480        100,173,640
                                                                                                    ------------       ------------
                         End of year* ...........................................................   $ 40,114,169       $ 41,806,480
                                                                                                    ============       ============
====================================================================================================================================
                        *Undistributed investment income--net ...................................   $    309,405       $    703,793
                                                                                                    ============       ============
====================================================================================================================================

                         See Notes to Financial Statements.


                                     8 & 9

                              Worldwide DollarVest Fund, Inc., November 30, 1999


STATEMENT OF CASH FLOWS

                            For the Year Ended November 30, 1999
===================================================================================================================================
Cash Provided by            Net increase in net assets resulting from operations .................................   $  1,898,794
Operating Activities:       Adjustments to reconcile net increase in net assets
                            resulting from operations to net cash
                            provided by operating activities:
                              Decrease in receivables ............................................................        959,013
                              Increase in other assets ...........................................................        (25,391)
                              Decrease in other liabilities ......................................................     (3,018,303)
                              Realized and unrealized loss on investments--net ...................................       1,313,620
                              Amortization of premium and discount ...............................................       (338,990)
                                                                                                                     ------------
                            Net cash provided by operating activities ............................................        788,743
                                                                                                                     ------------
===================================================================================================================================
Cash Provided by            Proceeds from sales of long-term investments .........................................     44,267,207
Investing Activities:       Purchases of long-term investments ...................................................    (39,798,042)
                            Purchases of short-term investments ..................................................   (187,586,281)
                            Proceeds from sales and maturities of short-term investments .........................    187,276,000
                                                                                                                     ------------
                            Net cash provided by investing activities ............................................      4,158,884
                                                                                                                     ------------
===================================================================================================================================
Cash Used for               Cash receipts from borrowings ........................................................     10,180,578
Financing Activities:       Cash payments on borrowings ..........................................................    (11,485,083)
                            Dividends and distributions paid to shareholders .....................................     (3,547,924)
                                                                                                                     ------------
                            Net cash used for financing activities ...............................................     (4,852,429)
                                                                                                                     ------------
===================================================================================================================================
Cash:                       Net increase in cash .................................................................         95,198
                            Cash at beginning of year ............................................................             --
                                                                                                                     ------------
                            Cash at end of year ..................................................................   $     95,198
                                                                                                                     ============
===================================================================================================================================
Cash Flow                   Cash paid for interest ...............................................................   $    150,604
Information:                                                                                                         ============
===================================================================================================================================

                            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                   The following per share data and ratios have been derived
                   from information provided in the financial statements.                  For the Year Ended November 30,
                                                                              -----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                       1999+        1998+     1997+       1996     1995
===================================================================================================================================
Per Share          Net asset value, beginning of year........................ $   6.44      $  15.67   $  18.01  $  12.22  $  11.90
Operating                                                                     --------      --------   --------  --------  --------
Performance:       Investment income--net....................................      .49          1.20       1.34      1.61      1.33
                   Realized and unrealized gain (loss) on investments--net...     (.20)        (6.93)      (.32)     5.65       .24
                                                                              --------      --------   --------  --------  --------
                   Total from investment operations..........................     (.29)        (5.73)      1.02      7.26      1.57
                                                                              --------      --------   --------  --------  --------
                   Less dividends and distributions:
                     Investment income--net..................................     (.55)        (1.59)     (1.19)    (1.47)    (1.25)
                     Realized gain on investments--net.......................       --            --      (2.17)       --        --
                     In excess of realized gain on investments--net..........       --         (1.91)        --        --        --
                                                                              --------      --------   --------  --------  --------
                   Total dividends and distributions.........................     (.55)        (3.50)     (3.36)    (1.47)    (1.25)
                                                                              --------      --------   --------  --------  --------
                   Net asset value, end of year.............................. $   6.18      $   6.44   $  15.67  $  18.01  $  12.22
                                                                              ========      ========   ========  ========  ========
                   Market price per share, end of year....................... $  4.875      $   6.50   $  13.75  $  14.75  $  11.25
                                                                              ========      ========   ========  ========  ========
===================================================================================================================================
Total Investment   Based on market price per share...........................   (16.75%)      (37.42%)    15.91%    45.94%    14.88%
Return:**                                                                     ========      ========   ========  ========  ========
                   Based on net asset value per share........................    (6.51%)      (45.59%)     8.19%    64.05%    15.35%
                                                                              ========      ========   ========  ========  ========
===================================================================================================================================
Ratios to          Expenses, excluding interest expense......................     1.45%         1.15%       .82%      .80%      .97%
Average                                                                       ========      ========   ========  ========  ========
Net Assets:        Expenses..................................................     2.00%         2.89%      1.47%     2.10%     1.83%
                                                                              ========      ========   ========  ========  ========
                   Investment income--net ...................................     8.15%        10.63%      7.39%     8.54%    10.48%
                                                                              ========      ========   ========  ========  ========
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands).................... $ 40,114      $ 41,806   $100,174  $115,133  $ 78,139
Data:                                                                         ========      ========   ========  ========  ========
                   Portfolio turnover........................................    92.46%       626.23%    578.05%   342.06%   183.01%
                                                                              ========      ========   ========  ========  ========
===================================================================================================================================
Leverage:          Amount of borrowings outstanding, end of year
                     (in thousands).......................................... $  7,770      $ 11,525         --  $ 53,706  $ 25,456
                                                                              ========      ========   ========  ========  ========
                   Average amount of borrowings outstanding
                     during the year (in thousands).......................... $  4,026      $ 20,540   $ 11,427  $ 26,812  $ 10,829
                                                                              ========      ========   ========  ========  ========
                   Average amount of borrowings per share during
                      the year............................................... $    .62      $   3.20   $   1.79  $   4.19  $   1.69
                                                                              ========      ========   ========  ========  ========
===================================================================================================================================

+     Based on average shares outstanding.
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


                                    10 & 11

                              Worldwide DollarVest Fund, Inc., November 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Worldwide DollarVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its common stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol WDV.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Short Sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(h) Reclassification--Generally accepted accounting prin-ciples require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $15,697 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.
Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1999 were $39,291,486 and $42,910,732, respectively.

Net realized losses for the year ended November 30, 1999 and net unrealized gains as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                 Losses                 Gains
--------------------------------------------------------------------------------
Long-term investments ...............         $(22,303,554)         $  1,129,334
                                              ------------          ------------
Total ...............................         $(22,303,554)         $  1,129,334
                                              ============          ============
--------------------------------------------------------------------------------

As of November 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $750,285, of which $1,945,720 related to appreciated securities and $1,195,435 related to depreciated securities. At November 30, 1999, the aggregate cost of investments for Federal income tax purposes was $45,883,260.


                                    12 & 13

NOTES TO FINANCIAL STATEMENTS (concluded)

                              Worldwide DollarVest Fund, Inc., November 30, 1999

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. Shares issued and outstanding during the year ended November 30, 1999 remained constant and during the year ended November 30, 1998 increased by 101,182 as a result of dividend reinvestment.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. For the year ended November 30, 1999, the average amount outstanding was approximately $4,026,000 and the daily weighted average interest rate was 5.42%.

6. Capital Loss Carryforward:

At November 30, 1999, the Fund had a net capital loss carryforward of approximately $52,140,000, of which $25,858,000 expires in 2006 and $26,282,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 1, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.050060 per share payable on December 17, 1999 to shareholders of record as of December 10, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Worldwide DollarVest Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Worldwide DollarVest Fund, Inc. as of November 30, 1999, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Worldwide DollarVest Fund, Inc. as of November 30, 1999, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLp
Princeton, New Jersey
January 5, 2000

IMPORTANT TAX INFORMATION (unaudited)

Of the net investment income distributions paid by Worldwide DollarVest Fund, Inc. during its taxable year ended November 30, 1999, 75.55% represents income from foreign sources. There were no foreign taxes associated with this income. Additionally, there were no capital gain distributions paid by the Fund during the year.

Please retain this information for your records.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

--------------------------------------------------------------------------------
Donald Cecil and Edward H. Meyer, Directors of Worldwide DollarVest Fund, Inc. have recently retired. The Fund's Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

WDV

                                    14 & 15

The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report, including the financial information herein, is transmitted to the shareholders of Worldwide DollarVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Worldwide DollarVest
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         16971--11/99


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